SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
EXCHANGE ACT OF 1934

June 3, 2005 (Date of Earliest Event Reported)

AIRPLANES LIMITED	AIRPLANES U.S. TRUST
(Exact Name of Registrants as Specified in Memorandum of Association or Trust Agreement)

Jersey, Channel Islands	Delaware
(State or Other Jurisdiction of Incorporation or Organization)

33-99970-01	13-3521640
(Commission File Number)	(IRS Employer Identification No.)

Airplanes Limited	Airplanes U.S. Trust
22 Grenville Street	1100 North Market Street
St. Helier	Rodney Square North
Jersey, JE4 8PX	Wilmington, Delaware
Channel Islands	19890-0001
(011 44 1534 609 000)	(1-302-651-1000)
(Addresses and Telephone Numbers, Including Area Codes, of Registrants’ Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     Airplanes Group has issued the press release attached as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

   (c) Exhibits. The following exhibits are filed herewith:

99.01                 Press Release dated June 3, 2005
99.02                 Power of Attorney for Airplanes Limited
99.03                 Power of Attorney for Airplanes U.S. Trust

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AIRPLANES LIMITED

Date: June 3, 2005	/s/ Roy M. Dantzic*
Director and Officer

Date: June 3, 2005	AIRPLANES U.S. TRUST

/s/ Roy M. Dantzic*
Controlling Trustee and Officer

*By: /s/ Gerard Hastings
Attorney-in-Fact

EXHIBIT INDEX

Number	Description
99.01	Press Release dated June 3, 2005
99.02	Power of Attorney for Airplanes Limited
99.03	Power of Attorney for Airplanes U.S. Trust